Exhibit 99.1

Bank of Hawai‘i Corporation Third Quarter 2023 Financial Results

•
Diluted Earnings Per Common Share $1.17
•
Net Income $47.9 Million
•
Total Deposits Up 1.4% Linked Quarter
•
Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 23, 2023) -- Bank of Hawai‘i Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.17 for the third quarter of 2023, compared with diluted earnings per common share of $1.12 in the previous quarter and $1.28 in the same quarter of 2022. Net income for the third quarter of 2023 was $47.9 million, up 4.0% from the previous quarter and down 9.3% from the same quarter of 2022. The return on average common equity for the third quarter of 2023 was 15.38% compared with 14.95% in the previous quarter and 16.98% in the same quarter of 2022.

“Bank of Hawai‘i delivered another quarter of solid financial results,” said Peter Ho, Chairman, President, and CEO. “Total deposits were up 1.4% linked quarter, and average deposits were up by 2.4%, driven by growth in core relationship deposits. Our credit quality remained strong, with non-performing assets of 0.08% at quarter end and net charge offs of 0.06% in the quarter. NIM declined modestly by 9 basis points, while our core noninterest income and operating expense remained steady. Finally, one of our key priorities this quarter was to support our clients, employees, and community as we coped with the tragic situation in Maui. Taking care of our community has always been a fundamental priority and we will continue to support our community as we build a stronger Maui.”

Financial Highlights

Net interest income for the third quarter of 2023 was $120.9 million, a decrease of 2.7% from the previous quarter and a decrease of 14.6% from the same quarter of 2022. The decrease in net interest income in the third quarter of 2023 was primarily due to higher funding costs, partially offset by higher earning asset yields.

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Bank of Hawai‘i Corporation Third Quarter 2023 Financial Results Page 2

Net interest margin was 2.13% in the third quarter of 2023, a decrease of 9 basis points from the previous quarter and 47 basis points from the same quarter of 2022. The decrease in net interest margin was due to higher funding costs and increased liquidity, partially offset by higher earning asset yields.

The average yield on loans and leases was 4.34% in the third quarter of 2023, up 15 basis points from the prior quarter and up 85 basis points from the same quarter of 2022. The average yield on total earning assets was 3.72% in the third quarter of 2023, up 16 basis points from the prior quarter and up 88 basis points from the same quarter of 2022. The average cost of interest-bearing deposits was 1.95% in the third quarter of 2023, up 41 basis points from the prior quarter and up 165 basis points from the same quarter of 2022. The average cost of total deposits, including noninterest-bearing deposits, was 1.40%, up 32 basis points from the prior quarter and up 120 basis points from the same quarter of 2022. The changes in yields and rates over the linked quarter and year over year period reflected the higher rate environment, including higher benchmark interest rates.

Noninterest income was $50.3 million in the third quarter of 2023, an increase of 16.4% from the previous quarter and an increase of 64.2% from the same period in 2022. Noninterest income in the third quarter of 2023 included a $14.7 million gain from the early termination of private repurchase agreements, partially offset by a $4.6 million net loss related to investment securities sales and a negative $0.8 million adjustment related to a change in the Visa Class B conversion ratio. Noninterest income in the second quarter of 2023 included $1.5 million from the sale of a low-income housing tax credit investment. Noninterest income in the third quarter of 2022 included a one-time pre-tax charge of $6.9 million related to our agreement to sell assets that terminated certain leveraged leases and a negative $0.9 million adjustment related to a change in the Visa Class B conversion ratio. Adjusted for these items, noninterest income in the third quarter of 2023 was $41.0 million, down 1.6% from adjusted noninterest income in the previous quarter, and up 6.6% from adjusted noninterest income in the same period in 2022.

Noninterest expense was $105.6 million in the third quarter of 2023, an increase of 1.5% from the previous quarter and a decrease of 0.1% from the same quarter of 2022. Noninterest expense in the third quarter of 2023 included separation expenses of $2.1 million and extraordinary expenses related to the Maui wildfires of $0.4 million. Noninterest expense in the third quarter of 2022 included $1.8 million in separation expenses. Adjusted noninterest expense in the third quarter of 2023 was $103.1 million, down 0.9% from the previous quarter and down 0.8% from adjusted noninterest expense in the same period in 2022.

The effective tax rate for the third quarter of 2023 was 24.76% compared with 24.57% in the previous quarter and 20.68% during the same quarter of 2022. The increase in the effective tax rate on a linked quarter basis was mainly due to a decrease in benefits from tax credit investments from the second quarter. The year over year increase was primarily due to tax benefits in the third quarter of 2022 related to the aforementioned agreement to sell assets that terminated certain leveraged leases.

Asset Quality

The Company’s overall asset quality remained strong during the third quarter of 2023. Provision for credit losses for the third quarter of 2023 was $2.0 million compared with $2.5 million in the previous quarter. The Company had no provision for credit loss in the third quarter of 2022.

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Bank of Hawai‘i Corporation Third Quarter 2023 Financial Results Page 3

Total non-performing assets were $11.5 million at September 30, 2023, flat from June 30, 2023 and down $2.3 million from September 30, 2022. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.08% at the end of the quarter, flat from the end of the prior quarter and a decrease of 2 basis points from the same quarter of 2022.

Net loan and lease charge-offs during the third quarter of 2023 were $2.0 million or 6 basis points annualized of total average loans and leases outstanding. Net loan and lease charge-offs for the third quarter of 2023 were comprised of charge-offs of $3.6 million partially offset by recoveries of $1.6 million. Compared to the prior quarter, net loan and lease charge-offs increased by $0.7 million or 2 basis points annualized on total average loans and leases outstanding. Compared to the same quarter of 2022, net loan and lease charge-offs increased by $0.9 million or 3 basis points annualized on total average loans and leases outstanding.

The allowance for credit losses on loans and leases was $145.3 million at September 30, 2023, a decrease of $0.1 million from June 30, 2023 and a decrease of $1.2 million from September 30, 2022. The ratio of the allowance for credit losses to total loans and leases outstanding was 1.04% at the end of the quarter, flat from the end of the prior quarter and down 6 basis points from the same quarter of 2022.

Balance Sheet

Total assets were $23.5 billion at September 30, 2023, a decrease of 5.6% from June 30, 2023 and an increase of 1.8% from September 30, 2022. The decrease from the prior quarter was primarily due to a decrease in funds sold. The increase from the same period in 2022 was primarily due to an increase in our loans and leases.

Total funds sold and cash and due from banks was $0.6 billion at September 30, 2023, a decrease of $1.0 billion from June 30, 2023 and flat from September 30, 2022. The decrease was primarily due to termination of $1.8 billion of wholesale funding during the quarter, including Federal Home Loan Bank advances and private repurchase agreements.

The investment securities portfolio was $7.5 billion at September 30, 2023, a decrease of 5.0% from June 30, 2023 and a decrease of 5.2% from September 30, 2022. These decreases were due to sales of $159.1 million of investment securities during the quarter and cashflows from the portfolio not being reinvested into securities. The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

Total loans and leases were $13.9 billion at September 30, 2023, flat from June 30, 2023 and an increase of 4.5% from September 30, 2022. Total commercial loans were $5.7 billion at September 30, 2023, an increase of 1.2% from the prior quarter and an increase of 7.3% from the same quarter of 2022. The increase from the same period in 2022 was primarily due to increases in our commercial mortgage and commercial and industrial portfolios. Total consumer loans were $8.2 billion as of September 30, 2023, a decrease of 0.8% from the prior quarter and an increase of 2.7% from the same period in 2022. The increase from the same period in 2022 was primarily driven by increases in our residential mortgage and home equity portfolios.

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Bank of Hawai‘i Corporation Third Quarter 2023 Financial Results Page 4

Total deposits were $20.8 billion at September 30, 2023, an increase of 1.4% from June 30, 2023 and a decrease of 0.4% from September 30, 2022. Noninterest-bearing deposits made up 27% of total deposit balances as of September 30, 2023, down from 29% as of June 30, 2023, and down from 35% as of September 30, 2022. Average deposits were $20.5 billion for the third quarter of 2023, up 2.4% from $20.0 billion in the prior quarter, and down 1.8% from $20.9 billion in the third quarter of 2022. As of September 30, 2023, insured and uninsured but collateralized deposits represent 58% of total deposit balances, down from 61% as of June 30, 2023, and up from 56% as of September 30, 2022. As of September 30, 2023, our readily available liquidity of $9.6 billion exceeded total uninsured and uncollateralized deposits.

Capital and Dividends

The Company’s capital levels increased quarter over quarter and remain well above regulatory well-capitalized minimums.

The Tier 1 Capital Ratio was 12.53% at September 30, 2023 compared with 12.21% at June 30, 2023 and 12.72% at September 30, 2022. The Tier 1 Leverage Ratio was 7.22% at September 30, 2023, up 1 basis point from 7.21% at June 30, 2023 and down 6 basis points from 7.28% at September 30, 2022. The increases from the prior quarter were due to an increase in Tier 1 capital as a result of retained earnings growth and a decrease in risk-weighted assets. The decreases from the same period in 2022 were due to an increase in risk-weighted assets and average total assets, as a result of loan growth over the period.

No shares of common stock were repurchased under the share repurchase program in the third quarter of 2023. Total remaining buyback authority under the share repurchase program was $126.0 million at September 30, 2023.

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on December 14, 2023 to shareholders of record at the close of business on November 30, 2023.

On October 5, 2023, the Company announced that the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock. The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.” The dividend will be payable on November 1, 2023 to shareholders of record of the preferred stock as of the close of business on October 17, 2023.

Conference Call Information

The Company will review its third quarter financial results today at 8:00 a.m. Hawai‘i Time (2:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register.vevent.com/register/BId0e4643fbbd64cdfae5f15202d1ffbba. A replay of the conference call will be available for one year beginning approximately 11:00 a.m. Hawai‘i Time on Monday, October 23, 2023. The replay will be available on the Company's website, www.boh.com.

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Bank of Hawai‘i Corporation Third Quarter 2023 Financial Results Page 5

Investor Announcements

Investors and others should note that the Company intends to announce financial and other information to the Company’s investors using the Company’s investor relations website at https://ir.boh.com, social media channels, press releases, SEC filings and public conference calls and webcasts, all for purposes of complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, as information is updated, and new information is posted.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the fiscal quarter ended March 31, 2023 and June 30, 2023, which were filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s web site, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation

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Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
For the Period:
Operating Results
Net Interest Income	$120,937	$124,348	$141,655	$381,240	$399,820
Provision for Credit Losses	2,000	2,500	-	6,500	(8,000)
Total Noninterest Income	50,334	43,255	30,660	134,326	116,369
Total Noninterest Expense	105,601	104,036	105,749	321,556	312,562
Pre-Provision Net Revenue	65,670	63,567	66,566	194,010	203,627
Net Income	47,903	46,061	52,801	140,806	164,497
Net Income Available to Common Shareholders	45,934	44,092	50,832	134,899	158,590
Basic Earnings Per Common Share	1.17	1.12	1.28	3.44	4.00
Diluted Earnings Per Common Share	1.17	1.12	1.28	3.42	3.98
Dividends Declared Per Common Share	0.70	0.70	0.70	2.10	2.10

Performance Ratios
Return on Average Assets	0.78%	0.77%	0.91%	0.78%	0.96%
Return on Average Shareholders' Equity	13.92	13.55	15.31	13.91	15.25
Return on Average Common Equity	15.38	14.95	16.98	15.37	16.81
Efficiency Ratio [1]	61.66	62.07	61.37	62.37	60.55
Net Interest Margin [2]	2.13	2.22	2.60	2.27	2.47
Dividend Payout Ratio [3]	59.83	62.50	54.69	61.05	52.50
Average Shareholders' Equity to Average Assets	5.60	5.65	5.91	5.61	6.28

Average Balances
Average Loans and Leases	$13,903,214	$13,876,754	$13,126,717	$13,833,164	$12,709,045
Average Assets	24,387,421	24,114,443	23,135,820	24,124,360	22,959,246
Average Deposits	20,492,082	20,018,601	20,863,681	20,314,079	20,621,310
Average Shareholders' Equity	1,365,143	1,363,059	1,367,946	1,353,815	1,441,706

Per Share of Common Stock
Book Value	$29.78	$29.66	$27.55	$29.78	$27.55
Tangible Book Value	28.99	28.87	26.76	28.99	26.76
Market Value
Closing	49.69	41.23	76.12	49.69	76.12
High	58.63	52.37	85.45	81.73	92.38
Low	39.02	30.83	70.89	30.83	70.89

		September 30,	June 30,	December 31,	September 30,
		2023	2023	2022	2022
As of Period End:
Balance Sheet Totals
Loans and Leases		$13,919,491	$13,914,889	$13,646,420	$13,321,606
Total Assets		23,549,785	24,947,936	23,606,877	23,134,040
Total Deposits		20,802,309	20,508,615	20,615,696	20,888,773
Other Debt		560,217	1,760,243	410,294	10,319
Total Shareholders' Equity		1,363,840	1,358,279	1,316,995	1,282,384

Asset Quality
Non-Performing Assets		$11,519	$11,477	$12,647	$13,868
Allowance for Credit Losses - Loans and Leases		145,263	145,367	144,439	146,436
Allowance to Loans and Leases Outstanding [4]		1.04%	1.04%	1.06%	1.10%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio		11.29%	11.00%	10.92%	11.42%
Tier 1 Capital Ratio		12.53	12.21	12.15	12.72
Total Capital Ratio		13.56	13.24	13.17	13.82
Tier 1 Leverage Ratio		7.22	7.21	7.37	7.28
Total Shareholders' Equity to Total Assets		5.79	5.44	5.58	5.54
Tangible Common Equity to Tangible Assets [6]		4.90	4.60	4.69	4.64
Tangible Common Equity to Risk-Weighted Assets [6]		8.10	7.97	7.76	7.97

Non-Financial Data
Full-Time Equivalent Employees		1,919	2,025	2,076	2,115
Branches		51	51	51	51
ATMs		320	320	320	316

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5] Regulatory capital ratios as of September 30, 2023 are preliminary.
[6] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.
Tangible common equity is defined by the Company as common shareholders' equity minus goodwill.
See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2023	2023	2022	2022

Total Shareholders' Equity	$1,363,840	$1,358,279	$1,316,995	$1,282,384
Less: Preferred Stock	180,000	180,000	180,000	180,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,152,323	$1,146,762	$1,105,478	$1,070,867

Total Assets	$23,549,785	$24,947,936	$23,606,877	$23,134,040
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$23,518,268	$24,916,419	$23,575,360	$23,102,523

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$14,222,825	$14,391,943	$14,238,798	$13,428,188

Total Shareholders' Equity to Total Assets	5.79%	5.44%	5.58%	5.54%
Tangible Common Equity to Tangible Assets (Non-GAAP)	4.90%	4.60%	4.69%	4.64%

Tier 1 Capital Ratio [1]	12.53%	12.21%	12.15%	12.72%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	8.10%	7.97%	7.76%	7.97%

[1] Regulatory capital ratios as of September 30, 2023 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
Interest Income
Interest and Fees on Loans and Leases	$151,245	$144,541	$115,013	$432,287	$311,115
Income on Investment Securities
Available-for-Sale	23,552	23,301	16,995	70,746	52,079
Held-to-Maturity	22,838	23,375	20,243	70,161	57,782
Deposits	18	18	10	63	19
Funds Sold	12,828	6,395	2,335	22,589	3,181
Other	1,464	2,121	322	4,182	877
Total Interest Income	211,945	199,751	154,918	600,028	425,053
Interest Expense
Deposits	72,153	53,779	10,296	163,726	16,184
Securities Sold Under Agreements to Repurchase	4,034	5,436	2,745	14,847	8,311
Funds Purchased	-	184	40	888	99
Short-Term Borrowings	-	2,510	-	5,713	92
Other Debt	14,821	13,494	182	33,614	547
Total Interest Expense	91,008	75,403	13,263	218,788	25,233
Net Interest Income	120,937	124,348	141,655	381,240	399,820
Provision for Credit Losses	2,000	2,500	-	6,500	(8,000)
Net Interest Income After Provision for Credit Losses	118,937	121,848	141,655	374,740	407,820
Noninterest Income
Trust and Asset Management	10,548	11,215	10,418	32,453	33,151
Mortgage Banking	1,059	1,176	1,002	3,239	4,989
Service Charges on Deposit Accounts	7,843	7,587	7,526	23,167	22,107
Fees, Exchange, and Other Service Charges	13,824	14,150	13,863	41,782	41,008
Investment Securities Losses, Net	(6,734)	(1,310)	(2,147)	(9,836)	(4,987)
Annuity and Insurance	1,156	1,038	1,034	3,465	2,695
Bank-Owned Life Insurance	2,749	2,876	2,486	8,467	7,493
Other	19,889	6,523	(3,522)	31,589	9,913
Total Noninterest Income	50,334	43,255	30,660	134,326	116,369
Noninterest Expense
Salaries and Benefits	58,825	56,175	59,938	180,088	177,631
Net Occupancy	10,327	9,991	10,186	30,190	29,942
Net Equipment	9,477	10,573	9,736	30,425	28,432
Data Processing	4,706	4,599	4,616	13,888	13,783
Professional Fees	3,846	4,651	3,799	12,380	10,599
FDIC Insurance	3,361	3,173	1,680	9,768	4,772
Other	15,059	14,874	15,794	44,817	47,403
Total Noninterest Expense	105,601	104,036	105,749	321,556	312,562
Income Before Provision for Income Taxes	63,670	61,067	66,566	187,510	211,627
Provision for Income Taxes	15,767	15,006	13,765	46,704	47,130
Net Income	$47,903	$46,061	$52,801	$140,806	$164,497
Preferred Stock Dividends	1,969	1,969	1,969	5,908	5,908
Net Income Available to Common Shareholders	$45,934	$44,092	$50,832	$134,898	$158,589
Basic Earnings Per Common Share	$1.17	$1.12	$1.28	$3.44	$4.00
Diluted Earnings Per Common Share	$1.17	$1.12	$1.28	$3.42	$3.98
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$2.10	$2.10
Basic Weighted Average Common Shares	39,274,626	39,241,559	39,567,047	39,264,450	39,670,409
Diluted Weighted Average Common Shares	39,420,531	39,317,521	39,758,209	39,392,433	39,848,795

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Net Income	$47,903	$46,061	$52,801	$140,806	$164,497
Other Comprehensive Loss, Net of Tax:
Net Unrealized Losses on Investment Securities	(18,264)	(18,217)	(79,600)	(7,205)	(382,371)
Defined Benefit Plans	84	84	354	252	1,059
Other Comprehensive Loss	(18,180)	(18,133)	(79,246)	(6,953)	(381,312)
Comprehensive Income (Loss)	$29,723	$27,928	$(26,445)	$133,853	$(216,815)

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2023	2023	2022	2022
Assets
Interest-Bearing Deposits in Other Banks	$4,676	$2,261	$3,724	$5,429
Funds Sold	386,086	1,273,109	81,364	402,714
Investment Securities
Available-for-Sale	2,387,324	2,666,723	2,844,823	2,424,608
Held-to-Maturity (Fair Value of $4,104,469; $4,411,003; $4,615,393; and $4,668,074)	5,088,013	5,202,698	5,414,139	5,461,160
Loans Held for Sale	1,450	3,359	1,035	418
Loans and Leases	13,919,491	13,914,889	13,646,420	13,321,606
Allowance for Credit Losses	(145,263)	(145,367)	(144,439)	(146,436)
Net Loans and Leases	13,774,228	13,769,522	13,501,981	13,175,170
Total Earning Assets	21,641,777	22,917,672	21,847,066	21,469,499
Cash and Due from Banks	261,464	398,072	316,679	247,506
Premises and Equipment, Net	196,094	200,297	206,777	208,251
Operating Lease Right-of-Use Assets	86,896	89,286	92,307	94,613
Accrued Interest Receivable	65,541	64,720	61,002	50,143
Foreclosed Real Estate	1,040	1,040	1,040	1,040
Mortgage Servicing Rights	21,273	21,626	22,619	23,104
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	458,260	456,889	453,882	451,407
Other Assets	785,923	766,817	573,988	556,960
Total Assets	$23,549,785	$24,947,936	$23,606,877	$23,134,040

Liabilities
Deposits
Noninterest-Bearing Demand	$5,687,442	$5,968,344	$6,714,982	$7,300,157
Interest-Bearing Demand	3,925,469	4,119,166	4,232,567	4,399,625
Savings	8,530,384	7,756,426	7,962,410	7,954,006
Time	2,659,014	2,664,679	1,705,737	1,234,985
Total Deposits	20,802,309	20,508,615	20,615,696	20,888,773
Securities Sold Under Agreements to Repurchase	150,490	725,490	725,490	425,490
Other Debt	560,217	1,760,243	410,294	10,319
Operating Lease Liabilities	95,453	97,768	100,526	102,705
Retirement Benefits Payable	26,074	26,434	26,991	37,053
Accrued Interest Payable	33,434	26,737	9,698	3,405
Taxes Payable	6,965	132	7,104	13,527
Other Liabilities	511,003	444,238	394,083	370,384
Total Liabilities	22,185,945	23,589,657	22,289,882	21,851,656
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: September 30, 2023; June 30, 2023; December 31, 2022;
and September 30, 2022 - 180,000)	180,000	180,000	180,000	180,000
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2023 - 58,767,820 / 39,748,700;
June 30, 2023 - 58,771,036 / 39,725,348; December 31, 2022 - 58,733,625 / 39,835,750;
and September 30, 2022 - 58,728,796 / 40,011,473)	583	583	582	582
Capital Surplus	632,425	628,202	620,578	615,985
Accumulated Other Comprehensive Loss	(441,611)	(423,431)	(434,658)	(447,694)
Retained Earnings	2,108,702	2,091,289	2,055,912	2,024,641
Treasury Stock, at Cost (Shares: September 30, 2023 - 19,019,120; June 30, 2023 - 19,045,688;
December 31, 2022 - 18,897,875; and September 30, 2022 - 18,717,323)	(1,116,259)	(1,118,364)	(1,105,419)	(1,091,130)
Total Shareholders' Equity	1,363,840	1,358,279	1,316,995	1,282,384
Total Liabilities and Shareholders' Equity	$23,549,785	$24,947,936	$23,606,877	$23,134,040

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accumulated
	Preferred		Common			Other
	Shares	Preferred	Shares	Common	Capital	Comprehensive	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	Loss	Earnings	Stock	Total
Balance as of December 31, 2022	180,000	$180,000	39,835,750	$582	$620,578	$(434,658)	$2,055,912	$(1,105,419)	$1,316,995
Net Income	-	-	-	-	-	-	140,806	-	140,806
Other Comprehensive Loss	-	-	-	-	-	(6,953)	-	-	(6,953)
Share-Based Compensation	-	-	-	-	11,979	-	-	-	11,979
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	121,040	1	(132)	-	1,716	3,216	4,801
Common Stock Repurchased	-	-	(208,090)	-	-	-	-	(14,056)	(14,056)
Cash Dividends Declared Common Stock ($2.10 per share)	-	-	-	-	-	-	(83,824)	-	(83,824)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(5,908)	-	(5,908)
Balance as of September 30, 2023	180,000	$180,000	39,748,700	$583	$632,425	$(441,611)	$2,108,702	$(1,116,259)	$1,363,840

Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611
Net Income	-	-	-	-	-	-	164,497	-	164,497
Other Comprehensive Loss	-	-	-	-	-	(381,312)	-	-	(381,312)
Share-Based Compensation	-	-	-	-	11,947	-	-	-	11,947
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	247,966	1	1,530	-	256	3,889	5,676
Common Stock Repurchased	-	-	(489,686)	-	-	-	-	(39,548)	(39,548)
Cash Dividends Declared Common Stock ($2.10 per share)	-	-	-	-	-	-	(84,579)	-	(84,579)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(5,908)	-	(5,908)
Balance as of September 30, 2022	180,000	$180,000	40,011,473	$582	$615,985	$(447,694)	$2,024,641	$(1,091,130)	$1,282,384

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.9	$-	2.40%	$5.1	$-	1.48%	$2.9	$-	1.32%
Funds Sold	944.8	12.8	5.31	500.1	6.4	5.06	411.8	2.3	2.22
Investment Securities
Available-for-Sale
Taxable	2,605.4	23.5	3.60	2,741.1	23.2	3.39	3,481.9	17.0	1.95
Non-Taxable	3.5	-	3.21	9.6	0.1	4.40	2.5	-	1.56
Held-to-Maturity
Taxable	5,118.6	22.7	1.77	5,231.3	23.2	1.78	4,645.7	20.1	1.73
Non-Taxable	35.0	0.2	2.10	35.2	0.2	2.10	35.6	0.2	2.10
Total Investment Securities	7,762.5	46.4	2.39	8,017.2	46.7	2.33	8,165.7	37.3	1.82
Loans Held for Sale	3.8	0.1	6.28	2.7	-	5.50	4.3	0.1	4.46
Loans and Leases [3]
Commercial and Industrial	1,515.0	18.9	4.96	1,456.1	17.5	4.82	1,353.8	12.5	3.66
Paycheck Protection Program	13.1	-	1.32	14.5	-	1.30	28.0	0.2	3.02
Commercial Mortgage	3,792.6	51.1	5.35	3,814.9	49.3	5.19	3,530.9	33.3	3.74
Construction	241.9	3.7	6.09	246.8	3.5	5.70	233.0	2.8	4.81
Commercial Lease Financing	62.6	0.3	1.84	65.4	0.3	1.67	89.1	0.4	1.58
Residential Mortgage	4,715.3	42.8	3.62	4,704.0	41.2	3.50	4,526.6	37.4	3.30
Home Equity	2,283.5	20.1	3.49	2,272.3	19.0	3.35	2,144.8	16.4	3.04
Automobile	868.0	8.2	3.75	879.3	7.7	3.53	795.5	6.4	3.19
Other [4]	411.2	6.5	6.24	423.5	6.4	6.04	425.0	5.9	5.48
Total Loans and Leases	13,903.2	151.6	4.34	13,876.8	144.9	4.19	13,126.7	115.3	3.49
Other	91.6	1.5	6.40	94.8	2.2	8.94	36.9	0.3	3.49
Total Earning Assets	22,708.8	212.4	3.72	22,496.7	200.2	3.56	21,748.3	155.3	2.84
Cash and Due from Banks	289.8			316.6			233.5
Other Assets	1,388.8			1,301.1			1,154.0
Total Assets	$24,387.4			$24,114.4			$23,135.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,929.7	6.6	0.67	$4,037.4	7.5	0.75	$4,286.0	1.4	0.13
Savings	7,952.6	39.1	1.95	7,667.6	26.6	1.39	7,962.0	6.6	0.33
Time	2,767.8	26.5	3.79	2,296.1	19.7	3.44	1,146.9	2.3	0.79
Total Interest-Bearing Deposits	14,650.1	72.2	1.95	14,001.1	53.8	1.54	13,394.9	10.3	0.30
Funds Purchased	-	-	-	14.6	0.2	5.00	4.9	0.1	3.17
Short-Term Borrowings	-	-	-	195.2	2.5	5.09	-	-	-
Securities Sold Under Agreements to Repurchase	528.5	4.0	2.99	725.5	5.4	2.96	425.5	2.7	2.52
Other Debt	1,365.7	14.8	4.31	1,255.8	13.5	4.31	10.3	0.2	7.05
Total Interest-Bearing Liabilities	16,544.3	91.0	2.18	16,192.2	75.4	1.87	13,835.6	13.3	0.38
Net Interest Income		$121.4			$124.8			$142.0
Interest Rate Spread			1.54%			1.69%			2.46%
Net Interest Margin			2.13%			2.22%			2.60%
Noninterest-Bearing Demand Deposits	5,842.0			6,017.5			7,468.8
Other Liabilities	636.0			541.6			463.5
Shareholders' Equity	1,365.1			1,363.1			1,367.9
Total Liabilities and Shareholders' Equity	$24,387.4			$24,114.4			$23,135.8

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $437,000, $471,000, and $343,000 for the three months ended September 30, 2023, June 30, 2023, and September 30, 2022, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2023			September 30, 2022
	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.2	$0.1	2.60%	$3.3	$-	0.76%
Funds Sold	582.7	22.6	5.11	308.6	3.2	1.36
Investment Securities
Available-for-Sale
Taxable	2,721.5	70.6	3.46	3,998.2	52.0	1.74
Non-Taxable	7.6	0.2	4.22	2.8	-	1.84
Held-to-Maturity
Taxable	5,227.8	69.7	1.78	4,530.4	57.4	1.69
Non-Taxable	35.2	0.6	2.10	35.7	0.6	2.10
Total Investment Securities	7,992.1	141.1	2.36	8,567.1	110.0	1.71
Loans Held for Sale	2.7	0.1	5.82	8.1	0.2	3.43
Loans and Leases [3]
Commercial and Industrial	1,461.2	52.7	4.82	1,339.0	31.4	3.13
Paycheck Protection Program	14.8	0.2	1.70	51.7	2.5	6.59
Commercial Mortgage	3,781.7	145.6	5.15	3,350.3	81.3	3.25
Construction	256.2	11.1	5.81	227.7	7.3	4.30
Commercial Lease Financing	64.9	0.5	1.11	94.0	1.0	1.49
Residential Mortgage	4,695.4	123.8	3.51	4,439.1	108.6	3.26
Home Equity	2,265.2	57.3	3.38	2,026.5	44.1	2.91
Automobile	873.0	23.2	3.55	764.2	18.4	3.21
Other [4]	420.8	19.0	6.04	416.5	17.0	5.44
Total Loans and Leases	13,833.2	433.4	4.19	12,709.0	311.6	3.27
Other	84.6	4.1	6.59	37.2	0.9	3.14
Total Earning Assets	22,498.5	601.4	3.57	21,633.3	425.9	2.63
Cash and Due from Banks	308.4			235.0
Other Assets	1,317.5			1,090.9
Total Assets	$24,124.4			$22,959.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,060.0	19.3	0.64	$4,459.9	2.6	0.08
Savings	7,876.1	86.3	1.46	7,733.3	9.5	0.16
Time	2,288.2	58.1	3.40	1,023.6	4.1	0.53
Total Interest-Bearing Deposits	14,224.3	163.7	1.54	13,216.8	16.2	0.16
Funds Purchased	24.8	0.9	4.72	12.4	0.1	1.05
Short-Term Borrowings	152.4	5.7	4.94	11.5	0.1	1.06
Securities Sold Under Agreements to Repurchase	659.1	14.8	2.97	441.1	8.3	2.48
Other Debt	1,043.6	33.7	4.31	10.3	0.6	7.05
Total Interest-Bearing Liabilities	16,104.2	218.8	1.81	13,692.1	25.3	0.25
Net Interest Income		$382.6			$400.6
Interest Rate Spread			1.76%			2.38%
Net Interest Margin			2.27%			2.47%
Noninterest-Bearing Demand Deposits	6,089.8			7,404.5
Other Liabilities	576.6			420.9
Shareholders' Equity	1,353.8			1,441.7
Total Liabilities and Shareholders' Equity	$24,124.4			$22,959.2

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,403,000 and $818,000 for the nine months ended September 30, 2023 and September 30, 2022, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2023
	Compared to June 30, 2023
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$6.1	$0.3	$6.4
Investment Securities
Available-for-Sale
Taxable	(1.1)	1.4	0.3
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	(0.5)	-	(0.5)
Non-Taxable	-	-	-
Total Investment Securities	(1.7)	1.4	(0.3)
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	0.8	0.6	1.4
Paycheck Protection Program	-	-	-
Commercial Mortgage	(0.2)	2.0	1.8
Construction	(0.1)	0.3	0.2
Commercial Lease Financing	-	-	-
Residential Mortgage	0.2	1.4	1.6
Home Equity	0.1	1.0	1.1
Automobile	(0.1)	0.6	0.5
Other [2]	(0.2)	0.3	0.1
Total Loans and Leases	0.5	6.2	6.7
Other	(0.1)	(0.6)	(0.7)
Total Change in Interest Income	4.9	7.3	12.2

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	(0.7)	(0.9)
Savings	1.1	11.4	12.5
Time	4.5	2.3	6.8
Total Interest-Bearing Deposits	5.4	13.0	18.4
Funds Purchased	(0.2)	-	(0.2)
Short-Term Borrowings	(2.5)	-	(2.5)
Securities Sold Under Agreements to Repurchase	(1.4)	-	(1.4)
Other Debt	1.3	-	1.3
Total Change in Interest Expense	2.6	13.0	15.6

Change in Net Interest Income	$2.3	$(5.7)	$(3.4)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2023
	Compared to September 30, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$5.1	$5.4	$10.5
Investment Securities
Available-for-Sale
Taxable	(5.1)	11.6	6.5
Non-Taxable	-	-	-
Held-to-Maturity
Taxable	2.1	0.5	2.6
Non-Taxable	-	-	-
Total Investment Securities	(3.0)	12.1	9.1
Loans Held for Sale	-	-	-
Loans and Leases
Commercial and Industrial	1.6	4.8	6.4
Paycheck Protection Program	(0.1)	(0.1)	(0.2)
Commercial Mortgage	2.6	15.2	17.8
Construction	0.1	0.8	0.9
Commercial Lease Financing	(0.2)	0.1	(0.1)
Residential Mortgage	1.7	3.7	5.4
Home Equity	1.2	2.5	3.7
Automobile	0.6	1.2	1.8
Other [2]	(0.2)	0.8	0.6
Total Loans and Leases	7.3	29.0	36.3
Other	0.7	0.5	1.2
Total Change in Interest Income	10.1	47.0	57.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	5.3	5.2
Savings	-	32.5	32.5
Time	6.6	17.6	24.2
Total Interest-Bearing Deposits	6.5	55.4	61.9
Funds Purchased	(0.1)	-	(0.1)
Short-Term Borrowings	-	-	-
Securities Sold Under Agreements to Repurchase	0.7	0.6	1.3
Other Debt	14.7	(0.1)	14.6
Total Change in Interest Expense	21.8	55.9	77.7

Change in Net Interest Income	$(11.7)	$(8.9)	$(20.6)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2023
	Compared to September 30, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.1	$-	$0.1
Funds Sold	4.7	14.7	19.4
Investment Securities
Available-for-Sale
Taxable	(20.6)	39.2	18.6
Non-Taxable	0.1	0.1	0.2
Held-to-Maturity
Taxable	9.2	3.1	12.3
Non-Taxable	-	-	-
Total Investment Securities	(11.3)	42.4	31.1
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	3.1	18.2	21.3
Paycheck Protection Program	(1.2)	(1.1)	(2.3)
Commercial Mortgage	11.6	52.7	64.3
Construction	1.0	2.8	3.8
Commercial Lease Financing	(0.4)	(0.1)	(0.5)
Residential Mortgage	6.5	8.7	15.2
Home Equity	5.6	7.6	13.2
Automobile	2.7	2.1	4.8
Other [2]	0.1	1.9	2.0
Total Loans and Leases	29.0	92.8	121.8
Other	1.7	1.5	3.2
Total Change in Interest Income	24.0	151.5	175.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.3)	17.0	16.7
Savings	0.2	76.6	76.8
Time	10.0	44.0	54.0
Total Interest-Bearing Deposits	9.9	137.6	147.5
Funds Purchased	0.2	0.6	0.8
Short-Term Borrowings	4.3	1.3	5.6
Securities Sold Under Agreements to Repurchase	4.7	1.8	6.5
Other Debt	33.4	(0.3)	33.1
Total Change in Interest Expense	52.5	141.0	193.5

Change in Net Interest Income	$(28.5)	$10.5	$(18.0)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Salaries	$39,426	$37,962	$37,792	$116,005	$109,445
Incentive Compensation	2,956	2,984	5,885	9,937	18,069
Share-Based Compensation	4,072	4,096	3,558	11,327	11,319
Commission Expense	676	775	1,005	2,098	3,878
Retirement and Other Benefits	3,809	3,489	4,448	13,186	13,177
Payroll Taxes	2,921	3,310	2,826	12,079	10,804
Medical, Dental, and Life Insurance	2,835	3,568	2,605	10,267	8,430
Separation Expense	2,130	(9)	1,819	5,189	2,509
Total Salaries and Benefits	$58,825	$56,175	$59,938	$180,088	$177,631

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2023	2023	2023	2022	2022
Commercial
Commercial and Industrial	$1,569,572	$1,502,676	$1,425,916	$1,389,066	$1,368,966
Paycheck Protection Program	12,529	13,789	15,175	19,579	22,955
Commercial Mortgage	3,784,339	3,796,769	3,826,283	3,725,542	3,591,943
Construction	251,507	236,428	232,903	260,825	236,498
Lease Financing	61,522	62,779	65,611	69,491	73,989
Total Commercial	5,679,469	5,612,441	5,565,888	5,464,503	5,294,351
Consumer
Residential Mortgage	4,699,140	4,721,976	4,691,298	4,653,072	4,585,723
Home Equity	2,285,974	2,278,105	2,260,001	2,225,950	2,185,484
Automobile	856,113	878,767	877,979	870,396	820,640
Other [1]	398,795	423,600	429,356	432,499	435,408
Total Consumer	8,240,022	8,302,448	8,258,634	8,181,917	8,027,255
Total Loans and Leases	$13,919,491	$13,914,889	$13,824,522	$13,646,420	$13,321,606
[1] Comprised of other revolving credit, installment, and lease financing.

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2023	2023	2023	2022	2022
Consumer	$10,036,261	$10,018,931	$10,158,833	$10,304,335	$10,507,946
Commercial	8,564,536	8,019,971	8,594,441	8,569,670	8,841,781
Public and Other	2,201,512	2,469,713	1,738,026	1,741,691	1,539,046
Total Deposits	$20,802,309	$20,508,615	$20,491,300	$20,615,696	$20,888,773

Average Deposits
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2023	2023	2023	2022	2022
Consumer	$9,963,690	$9,977,239	$10,178,988	$10,295,563	$10,485,895
Commercial	8,288,891	8,138,358	8,611,960	8,588,198	9,002,432
Public and Other	2,239,501	1,903,004	1,639,934	1,457,566	1,375,354
Total Deposits	$20,492,082	$20,018,601	$20,430,882	$20,341,327	$20,863,681

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2023	2023	2023	2022	2022
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$43	$17	$31	$37	$49
Commercial Mortgage	2,996	3,107	3,216	3,309	3,396
Total Commercial	3,039	3,124	3,247	3,346	3,445
Consumer
Residential Mortgage	3,706	3,504	4,199	4,239	4,945
Home Equity	3,734	3,809	3,638	4,022	4,438
Total Consumer	7,440	7,313	7,837	8,261	9,383
Total Non-Accrual Loans and Leases	10,479	10,437	11,084	11,607	12,828
Foreclosed Real Estate	1,040	1,040	1,040	1,040	1,040
Total Non-Performing Assets	$11,519	$11,477	$12,124	$12,647	$13,868

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$3,519	$3,560	$4,566	$2,429	$3,279
Home Equity	2,172	2,022	1,723	1,673	1,061
Automobile	393	577	598	589	467
Other [1]	643	633	632	683	513
Total Consumer	6,727	6,792	7,519	5,374	5,320
Total Accruing Loans and Leases Past Due 90 Days or More	6,727	6,792	7,519	5,374	5,320
Total Loans and Leases	$13,919,491	$13,914,889	$13,824,522	$13,646,420	$13,321,606

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.08%	0.08%	0.08%	0.09%	0.10%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.08%	0.08%	0.09%	0.09%	0.10%

Ratio of Non-Performing Assets to Total Assets	0.05%	0.04%	0.05%	0.05%	0.06%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.05%	0.06%	0.06%	0.06%	0.07%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.10%	0.10%	0.11%	0.11%	0.13%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.13%	0.13%	0.14%	0.13%	0.14%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$11,477	$12,124	$12,647	$13,868	$15,493
Additions	1,318	1,116	552	704	489
Reductions
Payments	(1,017)	(226)	(778)	(1,605)	(706)
Return to Accrual Status	(259)	(1,527)	(297)	(301)	(116)
Sales of Foreclosed Real Estate	-	-	-	-	(1,292)
Charge-offs / Write-downs	-	(10)	-	(19)	-
Total Reductions	(1,276)	(1,763)	(1,075)	(1,925)	(2,114)
Balance at End of Quarter	$11,519	$11,477	$12,124	$12,647	$13,868

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2023	2023	2022	2023	2022
Balance at Beginning of Period	$151,702	$150,579	$154,098	$151,247	$164,297

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(294)	(203)	(147)	(758)	(729)
Consumer
Residential Mortgage	-	(6)	-	(6)	(80)
Home Equity	(13)	(5)	-	(68)	(90)
Automobile	(1,353)	(1,293)	(794)	(4,309)	(3,481)
Other [1]	(1,957)	(2,004)	(1,924)	(6,296)	(5,739)
Total Loans and Leases Charged-Off	(3,617)	(3,511)	(2,865)	(11,437)	(10,119)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	72	103	45	225	465
Consumer
Residential Mortgage	69	58	156	188	1,130
Home Equity	131	578	367	893	1,298
Automobile	721	777	441	2,170	1,864
Other [1]	575	618	709	1,867	2,098
Total Recoveries on Loans and Leases Previously Charged-Off	1,568	2,134	1,718	5,343	6,855
Net Charged-Off - Loans and Leases	(2,049)	(1,377)	(1,147)	(6,094)	(3,264)
Net Charged-Off - Accrued Interest Receivable	-	-	-	-	(47)
Provision for Credit Losses:
Loans and Leases	1,945	3,167	(929)	6,918	(8,121)
Accrued Interest Receivable	-	-	-	-	(367)
Unfunded Commitments	55	(667)	905	(418)	429
Total Provision for Credit Losses	2,000	2,500	(24)	6,500	(8,059)
Balance at End of Period	$151,653	$151,702	$152,927	$151,653	$152,927

Components
Allowance for Credit Losses - Loans and Leases	$145,263	$145,367	$146,436	$145,263	$146,436
Reserve for Unfunded Commitments	6,390	6,335	6,491	6,390	6,491
Total Reserve for Credit Losses	$151,653	$151,702	$152,927	$151,653	$152,927

Average Loans and Leases Outstanding	$13,903,214	$13,876,754	$13,126,717	$13,833,164	$12,709,045

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.06%	0.04%	0.03%	0.06%	0.03%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [2]	1.04%	1.04%	1.10%	1.04%	1.10%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended September 30, 2023
Net Interest Income (Loss)	$100,913	$53,823	$(33,799)	$120,937
Provision for Credit Losses	1,974	74	(48)	2,000
Net Interest Income (Loss) After Provision for Credit Losses	98,939	53,749	(33,751)	118,937
Noninterest Income	31,027	8,483	10,824	50,334
Noninterest Expense	(81,377)	(18,937)	(5,287)	(105,601)
Income (Loss) Before Income Taxes	48,589	43,295	(28,214)	63,670
Provision for Income Taxes	(12,582)	(10,987)	7,802	(15,767)
Net Income (Loss)	$36,007	$32,308	$(20,412)	$47,903
Total Assets as of September 30, 2023	$8,584,221	$5,719,577	$9,245,987	$23,549,785

Three Months September 30, 2022 [1]
Net Interest Income (Loss)	$85,658	$56,251	$(254)	$141,655
Provision for Credit Losses	1,148	(1)	(1,147)	-
Net Interest Income After Provision for Credit Losses	84,510	56,252	893	141,655
Noninterest Income (Loss)	30,974	(911)	597	30,660
Noninterest Expense	(83,408)	(17,330)	(5,011)	(105,749)
Income (Loss) Before Income Taxes	32,076	38,011	(3,521)	66,566
Provision for Income Taxes	(8,067)	(9,206)	3,508	(13,765)
Net Income (Loss)	$24,009	$28,805	$(13)	$52,801
Total Assets as of September 30, 2022	$8,399,068	$5,486,330	$9,248,642	$23,134,040

1 Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Nine Months Ended September 30, 2023
Net Interest Income (Loss)	$298,512	$164,202	$(81,474)	$381,240
Provision for Credit Losses	6,035	59	406	6,500
Net Interest Income (Loss) After Provision for Credit Losses	292,477	164,143	(81,880)	374,740
Noninterest Income	94,126	25,072	15,128	134,326
Noninterest Expense	(247,543)	(58,528)	(15,485)	(321,556)
Income (Loss) Before Income Taxes	139,060	130,687	(82,237)	187,510
Provision for Income Taxes	(35,838)	(32,490)	21,624	(46,704)
Net Income (Loss)	$103,222	$98,197	$(60,613)	$140,806
Total Assets as of September 30, 2023	$8,584,221	$5,719,577	$9,245,987	$23,549,785

Nine Months Ended September 30, 2022 [1]
Net Interest Income	$232,646	$152,394	$14,780	$399,820
Provision for Credit Losses	3,463	(200)	(11,263)	(8,000)
Net Interest Income After Provision for Credit Losses	229,183	152,594	26,043	407,820
Noninterest Income	94,811	17,650	3,908	116,369
Noninterest Expense	(247,854)	(53,014)	(11,694)	(312,562)
Income Before Income Taxes	76,140	117,230	18,257	211,627
Provision for Income Taxes	(19,114)	(28,654)	638	(47,130)
Net Income	$57,026	$88,576	$18,895	$164,497
Total Assets as of September 30, 2022	$8,399,068	$5,486,330	$9,248,642	$23,134,040

1 Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2023	2023	2023	2022	2022
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$151,245	$144,541	$136,501	$128,683	$115,013
Income on Investment Securities
Trading
Available-for-Sale	23,552	23,301	23,893	18,476	16,995
Held-to-Maturity	22,838	23,375	23,948	23,708	20,243
Deposits	18	18	27	13	10
Funds Sold	12,828	6,395	3,366	1,093	2,335
Other	1,464	2,121	597	340	322
Total Interest Income	211,945	199,751	188,332	172,313	154,918
Interest Expense
Deposits	72,153	53,779	37,794	23,494	10,296
Securities Sold Under Agreements to Repurchase	4,034	5,436	5,377	4,289	2,745
Funds Purchased	-	184	704	318	40
Short-Term Borrowings	-	2,510	3,203	1,978	-
Other Debt	14,821	13,494	5,299	1,496	182
Total Interest Expense	91,008	75,403	52,377	31,575	13,263
Net Interest Income	120,937	124,348	135,955	140,738	141,655
Provision for Credit Losses	2,000	2,500	2,000	200	-
Net Interest Income After Provision for Credit Losses	118,937	121,848	133,955	140,538	141,655
Noninterest Income
Trust and Asset Management	10,548	11,215	10,690	10,652	10,418
Mortgage Banking	1,059	1,176	1,004	991	1,002
Service Charges on Deposit Accounts	7,843	7,587	7,737	7,513	7,526
Fees, Exchange, and Other Service Charges	13,824	14,150	13,808	13,906	13,863
Investment Securities Losses, Net	(6,734)	(1,310)	(1,792)	(1,124)	(2,147)
Annuity and Insurance	1,156	1,038	1,271	1,087	1,034
Bank-Owned Life Insurance	2,749	2,876	2,842	2,475	2,486
Other	19,889	6,523	5,177	5,672	(3,522)
Total Noninterest Income	50,334	43,255	40,737	41,172	30,660
Noninterest Expense
Salaries and Benefits	58,825	56,175	65,088	57,639	59,938
Net Occupancy	10,327	9,991	9,872	9,499	10,186
Net Equipment	9,477	10,573	10,375	9,942	9,736
Data Processing	4,706	4,599	4,583	4,579	4,616
Professional Fees	3,846	4,651	3,883	3,958	3,799
FDIC Insurance	3,361	3,173	3,234	1,774	1,680
Other	15,059	14,874	14,884	15,312	15,794
Total Noninterest Expense	105,601	104,036	111,919	102,703	105,749
Income Before Provision for Income Taxes	63,670	61,067	62,773	79,007	66,566
Provision for Income Taxes	15,767	15,006	15,931	17,700	13,765
Net Income	$47,903	$46,061	$46,842	$61,307	$52,801
Preferred Stock Dividends	1,969	1,969	1,969	1,969	1,969
Net Income Available to Common Shareholders	$45,934	$44,092	$44,873	$59,338	$50,832

Basic Earnings Per Common Share	$1.17	$1.12	$1.14	$1.51	$1.28
Diluted Earnings Per Common Share	$1.17	$1.12	$1.14	$1.50	$1.28

Balance Sheet Totals
Loans and Leases	$13,919,491	$13,914,889	$13,824,522	$13,646,420	$13,321,606
Total Assets	23,549,785	24,947,936	23,931,977	23,606,877	23,134,040
Total Deposits	20,802,309	20,508,615	20,491,300	20,615,696	20,888,773
Total Shareholders' Equity	1,363,840	1,358,279	1,354,430	1,316,995	1,282,384

Performance Ratios
Return on Average Assets	0.78%	0.77%	0.80%	1.05%	0.91%
Return on Average Shareholders' Equity	13.92	13.55	14.25	18.91	15.31
Return on Average Common Equity	15.38	14.95	15.79	21.28	16.98
Efficiency Ratio [1]	61.66	62.07	63.34	56.46	61.37
Net Interest Margin [2]	2.13	2.22	2.47	2.60	2.60

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
(dollars in millions; jobs in thousands)	August 31, 2023		December 31, 2022		December 31, 2021
Hawaii Economic Trends
State General Fund Revenues [1]	$6,461.9	(3.5)%	$9,441.3	16.0%	$8,137.9	26.9%
General Excise and Use Tax Revenue [1]	3,027.8	5.9	4,263.4	18.3	3,604.3	18.6
Jobs [2]	657.3		654.5		642.6

				September 30,	December 31,
				2023	2022	2021
Unemployment, seasonally adjusted [3]
Statewide				2.8%	3.7%	3.2%
Honolulu County				2.2	3.3	3.7
Hawaii County				2.2	4.7	1.8
Maui County				6.4	4.5	2.4
Kauai County				2.0	4.7	2.7

			September 30,	December 31,
(1-year percentage change, except months of inventory)			2023	2022	2021	2020
Housing Trends (Single Family Oahu) [4]
Median Home Price			(5.4)%	11.6%	19.3%	5.2%
Home Sales Volume (units)			(30.5)%	(23.2)%	17.9%	2.3%
Months of Inventory			2.7	2.1	0.8	1.4

			Monthly Visitor Arrivals,		Percentage Change
(in thousands, except percent change)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2023				766.0		(7.7)%
July 31, 2023				929.4		1.2
June 30, 2023				886.0		5.3
May 31, 2023				790.5		2.1
April 30, 2023				806.2		(0.4)
March 31, 2023				892.2		13.6
February 28, 2023				733.6		17.6
January 31, 2023				775.1		36.7
December 31, 2022				858.1		14.0
November 30, 2022				725.5		18.2
October 31, 2022				726.1		31.8
September 30, 2022				691.8		37.1
August 31, 2022				829.8		14.8
July 31, 2022				918.6		4.4
June 30, 2022				841.8		6.4
May 31, 2022				774.1		22.9
April 30, 2022				809.6		67.3
March 31, 2022				785.7		78.7
February 28, 2022				623.7		165.1
January 31, 2022				567.2		229.8
December 31,2021				752.8		219.3
November 30, 2021				614.0		234.1
October 31, 2021				550.8		618.2
September 30, 2021				504.6		2,641.0
August 31, 2021				723.0		2,995.6

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority